UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 13, 2013

Glu Mobile Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33368	91-2143667
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

45 Fremont Street, Suite 2800, San Francisco, California		94105
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(415) 800-6100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On May 13, 2013, Glu Mobile Inc. (the "Company") through its subsidiary Glu Games Inc. entered into an amendment (the "Amendment") to the Publisher Agreement, dated as of March 1, 2012 and amended on March 1, 2013, between Glu Games Inc. and Tapjoy, Inc. (the "Agreement"). The Agreement is filed as Exhibits 10.29 and 10.30 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, which the Company filed with the SEC on March 15, 2013. The Company redacted certain portions of the filed Agreement pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

The material terms of the Amendment relate to (a) a change in a material term for which the Company has previously been granted confidential information by the SEC, (b) a change in the transfer bonus credits percentage to which the Company is entitled and (c) a discount on certain advertising placements made by the Company through Tapjoy. The Company intends to file a confidential treatment request covering certain portions of the Amendment when it files the Amendment.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2013, the Compensation Committee of the Company’s Board of Directors amended the Glu Mobile Inc. 2008 Equity Inducement Plan (the "Inducement Plan") to increase the number of shares available for grant thereunder by 200,000 shares. The Company may only grant nonqualified stock options under the Inducement Plan and may only grant awards under the Inducement Plan to persons not previously an employee or director of the Company, or following a bona fide period of non-employment, as an inducement material to such individual’s entering into employment with the Company and to provide incentives for such persons to exert maximum efforts for the Company’s success.

The above description of the Inducement Plan is qualified in its entirety by reference to the copy of the Inducement Plan that is filed as Exhibit 99.01 to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)

99.01 2008 Equity Inducement Plan, as amended and restated through May 14, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glu Mobile Inc.

May 17, 2013	By:	/s/ Scott J. Leichtner

Name: Scott J. Leichtner
Title: Vice President, General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.01	2008 Equity Inducement Plan, as amended and restated through May 14, 2013.